MANAGED PORTFOLIO SERIES

Nuance Concentrated Value Fund
Nuance Mid Cap Value Fund

(the “Funds”)

Supplement dated December 5, 2017 to the

Prospectus for the Fund
dated August 28, 2017

Effective January 8, 2018, the disclosure under Investor Class Shares – Sales Charges, starting on page 27 of the Prospectus, is deleted and replaced with the following:

Investor Class Shares
Sales Charges.  The following sub-sections summarize information you should know regarding sales charges applicable to purchases of Investor Class shares of the Funds.  Sales charge information is not separately posted on the Adviser’s website located at www.nuanceinvestments.com because a copy of this Prospectus containing such information is already available for review, free of charge, on the Funds’ website.

Your purchase of Fund shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be deducted from purchases of less than $1 million of Investor Class shares.

The table below shows the percentage sales load that you will pay, which decreases as the amount of your current purchase reaches certain breakpoints. Your sales load is included in the public offering price of your purchase and reduces the net asset value of your resulting investment. As a result, the sales load expressed as a percentage of the net amount invested, or net asset value, is higher than the sales load expressed as a percentage of the public offering price.  You may be eligible, under certain circumstances, to aggregate existing and future investments in the Funds with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions.

	Sales Load as % of:
Amount of Purchase	Public Offering Price	Net Amount Invested(1)	Dealer Reallowance %
$0 but less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	3.75%	3.90%	3.75%
$100,000 but less than $250,000	2.75%	2.83%	2.75%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1 million	1.50%	1.52%	1.50%
$1 million(2)	0.00%	0.00%	0.00%

(1)	Percentages may vary slightly for particular investors as a result of rounding.
(2)
No sales load is payable at the time of purchase on investments of Investor Class shares of $1 million or more, although for such investments the Transfer Agent may impose a CDSC of 1.00%, payable to the Adviser, on certain redemptions made within 12 months of the purchase.  If imposed, the CDSC will be assessed on the initial purchase value of the shares redeemed or the value of shares redeemed at the time of redemption, whichever is less.

The sales load is paid to the broker-dealer of record for the transaction.  The Distributor will receive all sales loads on accounts without a dealer of record.

This supplement should be retained with your Prospectus for future reference.